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                                 ACORN TWENTY

                         SUPPLEMENT DATED APRIL 1, 2000
           TO PROSPECTUS DATED MAY 1, 1999 OF ACORN INVESTMENT TRUST

     Effective April 1, 2000, John H. Park, previously the co-portfolio manager of Acorn Twenty, is that Fund's sole portfolio manager.